                                                            EXHIBIT NO. 99.2(b)

                                     MASTER

                              AMENDED AND RESTATED

                                    BY-LAWS

                                       OF

                   THE TRUSTS IDENTIFIED ON APPENDIX A HERETO

                          JANUARY 1, 2002, AS REVISED:

                     June 23, 2004 (Article VI: Section 1)

                            APPENDIX A, AS REVISED:

                June 28, 2005 (Addition of MFS Series Trust XII)
       February 21, 2006 (Redesignation of MGS to MFS Series Trust XIII)
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Master Amended and Restated By-Laws, January 1, 2002, as revised June 23, 2004

                                                                     APPENDIX A
                                                     Revised: February 21, 2006

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                                                                       FISCAL
TRUST                                                                  YEAR END
-------------------------------------------------------------------------------

MFS Series Trust I                                                     08/31
MFS Series Trust II                                                    11/30
MFS Series Trust III                                                   01/31
MFS Series Trust IV                                                    08/31
MFS Series Trust V                                                     09/30
MFS Series Trust VI                                                    10/31
MFS Series Trust VII                                                   11/30
MFS Series Trust VIII                                                  10/31
MFS Series Trust IX                                                    04/30*
                                                                       10/31**
MFS Series Trust X                                                     05/31#
                                                                       07/31##
                                                                       08/31###
MFS Series Trust XI                                                    09/30
MFS Series Trust XII                                                   4/30
MFS Series Trust XIII (formerly MFS Government Securities Fund)        2/28

* The fiscal year end is 4/30 for the following series of MFS Series Trust IX:
      --------------------------------------------------------------------------
      MFS Bond Fund                                 MFS Municipal Limited
                                                    Maturity Fund
      --------------------------------------------------------------------------
      MFS Emerging Opportunities Fund               MFS Research Bond Fund
      --------------------------------------------------------------------------
      MFS Intermediate Investment Grade Bond Fund   MFS Research Bond Fund J
      --------------------------------------------------------------------------
      MFS Limitied Maturity Fund
      --------------------------------------------------------------------------

** The fiscal year end is 10/31 for the following series of MFS Series Trust IX:
      --------------------------------------------------------------------------
      MFS Inflation Adjusted Bond Fund
      --------------------------------------------------------------------------


# The fiscal year end is 5/31 for the following series of MFS Series Trust X:
      --------------------------------------------------------------------------
      MFS Aggressive Growth Allocation Fund    MFS International Growth Fund
      --------------------------------------------------------------------------
      MFS Conservative Allocation Fund         MFS International Value Fund
      --------------------------------------------------------------------------
      MFS Emerging Markets Equity Fund         MFS Moderate Allocation Fund
      --------------------------------------------------------------------------
      MFS Gemini U.K. Fund                     MFS International Diversification
                                               Fund
      --------------------------------------------------------------------------
      MFS Growth Allocation Fund
      --------------------------------------------------------------------------


## The fiscal year end is 7/31 for the following series of MFS Series Trust X:
      --------------------------------------------------------------------------
      MFS Emerging Markets Debt Fund           MFS New Endeavor  Fund
      --------------------------------------------------------------------------
      MFS Global Value Fund                    MFS Strategic Value Fund
      --------------------------------------------------------------------------


### The fiscal year end is 8/31 for the following series of MFS Series Trust X:
      ---------------------------------------- ---------------------------------
      MFS Floating Rate High Income Fund
      --------------------------------------------------------------------------

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                                                                        FISCAL
TRUST                                                                   YEAR END
--------------------------------------------------------------------------------
MFS Growth Opportunities Fund                                           12/31
Massachusetts Investors Growth Stock Fund                               11/30
MFS Government Limited Maturity Fund                                    12/31
Massachusetts Investors Trust                                           12/31
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MFS Municipal Income Trust                                              10/31
MFS Multimarket Income Trust                                            10/31
MFS Government Markets Income Trust                                     11/30
MFS Intermediate Income Trust                                           10/31
MS Charter Income Trust                                                 11/30
MFS Special Value Trust                                                 10/31
MFS Municipal Series Trust                                              03/31
MFS Institutional Trust                                                 06/30
MFS Variable Insurance Trust                                            12/31
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